Exhibit 99.1

News

Contacts:
Ken Hannah
khannah@caleres.com
Logan Bonacorsi
lbonacorsi@caleres.com

Caleres Reports Fourth Quarter and Full Year 2019 Results
Provides Annual 2020 Guidance

ST. LOUIS, March 12, 2020 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands, today reported fourth quarter 2019 financial results.

“Despite a challenging footwear market that resulted in our earnings to be less than expected, Caleres made excellent progress on a range of value-creating strategic objectives during 2019,” said Diane Sullivan, CEO, president and chairman of Caleres. “These accomplishments include:

•	Strengthening the connections with our consumers with a 23% year-over-year growth in our ecommerce-related direct to consumer business and the successful launch and execution of the Famous Footwear rewards program;
•	Broadening the reach and power of our brands by strategically managing the portfolio to include our exclusive partnership with Veronica Beard and the relaunch of the legacy Zodiac brand while at the same time shifting away from DvF and Carlos Santana and repositioning Via Spiga; and
•	Aggressively managing the variables within our control with a year-over-year reduction of capital expenditures and inventory levels and the implementation of further cost-containment initiatives that will carry into 2020.

“Furthermore, we generated $170.8 million of cash flow from operations and put that cash to good use by investing wisely in our businesses, returning approximately $45 million to shareholders through our share repurchase program and long-standing dividend and reducing the borrowing under our credit facility by $60 million.”

Coronavirus

Caleres is actively monitoring the Coronavirus, focusing first and foremost on the health and well-being of its global workforce. The executive management team is meeting regularly to rigorously evaluate the potential impact of the virus on the supply chain and broader consumer sentiment, and is taking prudent steps to protect the business and adjust its short term strategy in response to this dynamic health crisis.

Fourth Quarter 2019 Results Versus Fourth Quarter 2018

•	Consolidated sales of $698.9 million were down approximately 3.0%
–	Famous Footwear total sales of $369.5 million, up 1.2%, with same-store-sales up 5.1%
–	Brand Portfolio sales of $346.0 million, down 9.4%
•	Gross profit was $278.8 million, while gross margin was 39.9% and adjusted gross margin was 40.1%
•	SG&A expense of $260.8 million represented 37.3% of sales
•	Operating earnings were $5.7 million and adjusted operating earnings were $19.6 million
•	Net earnings for the quarter were $0.4 million, resulting in an earnings per diluted share of $0.01, including $0.33 for the below items:
–	Cost containment initiatives of $0.27, including the voluntary early retirement program and other restructuring actions
–	Brand Portfolio expense of $0.03 related to brand exit costs
–	Fair value adjustment of $0.03 associated with the mandatory purchase obligation for Blowfish Malibu
•	Adjusted net earnings were $13.94 million, while adjusted diluted net earnings per share were $0.34 and included approximately $0.07 of dilution related to Vionic interest and amortization expense

Fiscal 2019 Results Versus Fiscal 2018

•	Consolidated sales of $2,921.6 million were up 3.1%
–	Brand Portfolio sales of $1,406.5 million, up 7.1%, driven by the company’s 2018 acquisitions
–	Famous Footwear total sales of $1,588.1 million, down 1.2%, with same-store-sales up 2.0%
•	Gross profit was $1,184.4 million, while gross margin was 40.5% and adjusted gross margin was 40.8%
•	SG&A expense of $1,065.8 million represented 36.5% of sales
•	Operating earnings were $103.8 million and adjusted operating earnings were $127.4 million
•	Net earnings for the year were $62.8 million, resulting in an earnings per diluted share of $1.53, including $0.57 for the below items
–	Cost containment initiatives of $0.27, including the voluntary early retirement program and other restructuring actions
–	Vionic acquisition and integration-related costs of $0.14
–	Brand Portfolio expense of $0.06 related to brand exits
–	Fair value adjustment of $0.10 associated with the mandatory purchase obligation for Blowfish Malibu
•	Adjusted net earnings of $86.4 million were down approximately 9%, while adjusted diluted net earnings per share were down approximately 5% to $2.10 per share, including approximately $0.22 of dilution primarily related to Vionic interest and amortization expense

Balance Sheet and Cash Flow

•	Cash and equivalents were $45.2 million and cash from operations was $170.8 million
•	Outstanding borrowings under the revolving credit facility totaled $275.0 million, down $60 million for the year
•	Inventory of $618.4 million was down 9.5% year-over-year
•	Capital expenditures were $50.2 million, a decline of $16.7 million year-over-year
•	Share repurchases and dividends totaled $45 million in 2019

2020 Outlook

“Looking ahead, in the short-term, we do anticipate disruptions related to the Coronavirus and are expecting headwinds between $0.15 and $0.20 per share in the first quarter of 2020. While potential impacts on full year 2020 results are difficult to quantify at this early stage, we will continue to actively assess the situation. We are approaching 2020 with a laser focus on managing the variables within our control and leveraging the capabilities of our operations and the investments we’ve made for the future. We are confident in the strength of our portfolio and firmly believe we have the right team and right strategy in place to manage through this dynamic marketplace,” Sullivan said.

2020 Guidance

Consolidated net sales	Flat at $2.95 billion
Brand Portfolio sales	Flat-to-low single digits
Famous Footwear same-store-sales	Up low single digits
Earnings per diluted share	$1.95 to $2.15

Investor Conference Call

Caleres will host an investor conference call at 4:30 p.m. ET today, Thursday, March 12.  The webcast and slides will be available at investor.caleres.com/news/events.  A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 5282859.  A replay will be available at investor.caleres.com/news/events/archive for a limited period.  Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 5282859 through Wednesday, March 18.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, EBITDA (earnings before interest, taxes, depreciation, and amortization), net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (ii) rapidly changing fashion trends and consumer preferences and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) imposition of tariffs; (vi) the ability to accurately forecast sales and manage inventory levels; (vii) cybersecurity threats or other major disruption to the Company’s information technology systems; (viii) customer concentration and increased consolidation in the retail industry; (ix) transitional challenges with acquisitions; (x) a disruption in the Company’s distribution centers; (xi) foreign currency fluctuations; (xii) changes to tax laws, policies and treaties; (xiii) the ability to recruit and retain senior management and other key associates;  (xiv) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xv) the ability to secure/exit leases on favorable terms; (xvi) the ability to maintain relationships with current suppliers; (xvii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights; and (xviii) the recent coronavirus outbreak and its adverse impact on our supply chain operations and our business, sales and results of operations around the world.  The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 2, 2019, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q.  The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres

Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the more than 1,175 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites.  Famous Footwear offers great casual and athletic brands for the entire family with convenient, curated, affordable collections.  Sam Edelman keeps expressive women in step with the latest trends in a playful, whimsical way.  Naturalizer shoes are beautiful from the inside out, with elegant simplicity and legendary fit re-imagined for today’s consumer.  Allen Edmonds combines old world craft with new world technology to create luxe footwear for the discerning man who wants sophisticated, modern classics.  Rounding out our family of brands are Vionic, Vince, Franco Sarto, Dr. Scholl’s Shoes, LifeStride, Blowfish Malibu, Bzees, Circus by Sam Edelman, Fergie and Ryka.  Combined, these brands make Caleres a company with both a legacy and a mission.  Our legacy is our more than 140 years of craftsmanship and our passion for fit, while our mission is to continue to inspire people to feel great… feet first. Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(Thousands, except per share data)	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019
Net sales	$698,948	$720,263	$2,921,562	$2,834,846
Cost of goods sold	420,138	442,551	1,737,202	1,678,502
Gross profit	278,810	277,712	1,184,360	1,156,344
Selling and administrative expenses	260,788	267,210	1,065,760	1,041,765
Impairment of goodwill and intangible assets	—	98,044	—	98,044
Restructuring and other special charges, net	12,353	6,895	14,787	16,134
Operating earnings (loss)	5,669	(94,437)	103,813	401
Interest expense, net	(7,835)	(6,782)	(33,123)	(18,277)
Loss on early extinguishment of debt	—	(186)	—	(186)
Other income, net	1	3,054	7,903	12,308
(Loss) earnings before income taxes	(2,165)	(98,351)	78,593	(5,754)
Income tax benefit (provision)	2,174	22,924	(16,511)	273
Net earnings (loss)	9	(75,427)	62,082	(5,481)
Net (loss) earnings attributable to noncontrolling interests	(399)	25	(737)	(40)
Net earnings (loss) attributable to Caleres, Inc.	$408	$(75,452)	$62,819	$(5,441)

Basic earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.01	$(1.83)	$1.53	$(0.13)

Diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.01	$(1.83)	$1.53	$(0.13)

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	February 1, 2020	February 2, 2019
(Thousands)
ASSETS
Cash and cash equivalents	$45,218	$30,200
Receivables, net	162,181	191,722
Inventories, net	618,406	683,171
Prepaid expenses and other current assets	56,494	71,354
Total current assets	882,299	976,447

Lease right-of-use assets	695,594	—
Property and equipment, net	224,846	230,784
Goodwill and intangible assets, net	539,579	549,897
Other assets	89,389	81,440
Total assets	$2,431,707	$1,838,568

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$275,000	$335,000
Trade accounts payable	267,018	316,298
Lease obligations	127,869	—
Other accrued expenses	181,063	202,038
Total current liabilities	850,950	853,336

Noncurrent lease obligations	629,032	—
Long-term debt	198,391	197,932
Deferred rent	—	54,850
Other liabilities	104,204	97,015
Total other liabilities	931,627	349,797

Total Caleres, Inc. shareholders’ equity	645,950	634,053
Noncontrolling interests	3,180	1,382
Total equity	649,130	635,435
Total liabilities and equity	$2,431,707	$1,838,568

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Fifty-Two Weeks Ended
(Thousands)	February 1, 2020	February 2, 2019
OPERATING ACTIVITIES:
Net cash provided by operating activities	$170,786	$129,589

INVESTING ACTIVITIES:
Purchases of property and equipment	(44,533)	(62,483)
Disposals of property and equipment	636	—
Capitalized software	(5,619)	(4,416)
Acquisition of Blowfish Malibu, net of cash received	—	(16,792)
Acquisition of Vionic, net of cash received	—	(352,666)
Net cash used for investing activities	(49,516)	(436,357)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	288,500	360,000
Repayments under revolving credit agreement	(348,500)	(25,000)
Dividends paid	(11,422)	(11,983)
Debt issuance costs	—	(1,298)
Acquisition of treasury stock	(33,424)	(43,771)
Issuance of common stock under share-based plans, net	(2,644)	(4,372)
Contributions by noncontrolling interests	2,500	—
Other	(1,342)	(406)
Net cash (used for) provided by financing activities	(106,332)	273,170
Effect of exchange rate changes on cash and cash equivalents	80	(249)
Increase (decrease) in cash and cash equivalents	15,018	(33,847)
Cash and cash equivalents at beginning of period	30,200	64,047
Cash and cash equivalents at end of period	$45,218	$30,200

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	February 1, 2020			February 2, 2019
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net (Loss) Earnings Attributable to Caleres, Inc.	Diluted (Loss) Earnings Per Share

GAAP earnings		$408	$0.01		$(75,452)	$(1.83)

Charges/other items:
Expense containment initiatives	$15,033	11,189	0.27	$—	—	—
Fair value adjustment to Blowfish purchase obligation	1,545	1,147	0.03	—	—	—
Brand Portfolio - business exits	1,615	1,198	0.03	2,395	1,779	0.04
Impairment of goodwill and intangible assets	—	—	—	98,044	83,044	2.01
Vionic acquisition and integration-related costs	—	—	—	8,346	5,756	0.14
Integration and reorganization of men's brands	—	—	—	1,014	754	0.02
Logistics transition	—	—	—	4,488	3,326	0.08
Blowfish Malibu acquisition and integration-related costs	—	—	—	244	238	0.01
Retail operations restructuring	—	—	—	392	287	0.01
Loss on early extinguishment of debt	—	—	—	186	138	0.00
Income tax reform	—	—	—	—	(3,891)	(0.10)
Total charges/other items	$18,193	$13,534	$0.33	$115,109	$91,431	$2.21
Adjusted earnings		$13,942	$0.34		$15,979	$0.38

	(Unaudited)
	Fifty-Two Weeks Ended
	February 1, 2020			February 2, 2019
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net (Loss) Earnings Attributable to Caleres, Inc.	Diluted (Loss) Earnings Per Share

GAAP earnings		$62,819	$1.53		$(5,441)	$(0.13)

Charges/other items:
Expense containment initiatives	$15,033	11,189	0.27	$—	—	—
Vionic acquisition and integration-related costs	7,696	5,714	0.14	13,368	9,926	0.23
Fair value adjustment to Blowfish purchase obligation	5,428	4,031	0.10	—	—	—
Brand Portfolio - business exits	3,520	2,613	0.06	2,395	1,779	0.04
Impairment of goodwill and intangible assets	—	—	—	98,044	83,044	1.93
Integration and reorganization of men's brands	—	—	—	5,841	4,328	0.10
Logistics transition	—	—	—	4,488	3,326	0.08
Blowfish Malibu acquisition and integration-related costs	—	—	—	2,022	1,557	0.04
Retail operations restructuring	—	—	—	392	287	0.01
Loss on early extinguishment of debt	—	—	—	186	138	0.00
Income tax reform	—	—	—	—	(3,891)	(0.09)
Total charges/other items	$31,677	$23,547	$0.57	$126,736	$100,494	$2.34
Adjusted earnings		$86,366	$2.10		$95,053	$2.21

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019
Net sales	$369,468	$365,160	$345,972	$382,001	$(16,492)	$(26,898)	$698,948	$720,263
Gross profit	157,140	156,028	121,095	123,212	575	(1,528)	278,810	277,712
Adjusted gross profit	157,140	156,028	122,710	133,197	575	(1,528)	280,425	287,697
Gross profit rate	42.5%	42.7%	35.0%	32.3%	(3.5)%	5.7%	39.9%	38.6%
Adjusted gross profit rate	42.5%	42.7%	35.5%	34.9%	(3.5)%	5.7%	40.1%	39.9%
Operating earnings (loss)	6,860	5,757	11,928	(93,450)	(13,119)	(6,744)	5,669	(94,437)
Adjusted operating earnings (loss)	10,343	6,149	18,621	20,678	(9,327)	(6,341)	19,637	20,486
Operating earnings %	1.9%	1.6%	3.4%	(24.5)%	79.5%	25.1%	0.8%	(13.1)%
Adjusted operating earnings %	2.8%	1.7%	5.4%	5.4%	56.6%	23.6%	2.8%	2.8%
Same-store sales % (on a 13-week basis)	5.1%	1.1%	(0.6)%	0.2%	—%	—%	—%	—%
Number of stores	949	992	228	229	—	—	1,177	1,221

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019
Gross profit	$157,140	$156,028	$121,095	$123,212	$575	$(1,528)	$278,810	$277,712
Charges/Other Items:
Blowfish Malibu acquisition and integration-related costs	—	—	—	244	—	—	—	244
Vionic acquisition and integration-related costs	—	—	—	7,973	—	—	—	7,973
Brand Portfolio - business exits	—	—	1,615	1,768	—	—	1,615	1,768
Total charges/other items	—	—	1,615	9,985	—	—	1,615	9,985
Adjusted gross profit	$157,140	$156,028	$122,710	$133,197	$575	$(1,528)	$280,425	$287,697
Operating earnings (loss)	$6,860	$5,757	$11,928	$(93,450)	$(13,119)	$(6,744)	$5,669	$(94,437)
Charges/Other Items:
Expense containment initiatives	3,483	—	5,078	—	3,792	—	12,353	—
Brand Portfolio - business exits	—	—	1,615	2,395	—	—	1,615	2,395
Impairment of goodwill and intangible assets	—	—	—	98,044	—	—	—	98,044
Integration and reorganization of men's brands	—	—	—	984	—	30	—	1,014
Logistics transition	—	—	—	4,488	—	—	—	4,488
Blowfish Malibu acquisition and integration-related costs	—	—	—	244	—	—	—	244
Vionic acquisition and integration-related costs	—	—	—	7,973	—	373	—	8,346
Retail operations restructuring	—	392	—	—	—	—	—	392
Total charges/other items	3,483	392	6,693	114,128	3,792	403	13,968	114,923
Adjusted operating earnings (loss)	$10,343	$6,149	$18,621	$20,678	$(9,327)	$(6,341)	$19,637	$20,486

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019
Net sales	$1,588,057	$1,606,808	$1,406,460	$1,313,551	$(72,955)	$(85,513)	$2,921,562	$2,834,846
Gross profit	675,401	690,830	506,556	466,919	2,403	(1,405)	1,184,360	1,156,344
Adjusted gross profit	675,401	690,830	515,337	479,291	2,403	(1,405)	1,193,141	1,168,716
Gross profit rate	42.5%	43.0%	36.0%	35.5%	(3.3)%	1.6%	40.5%	40.8%
Adjusted gross profit rate	42.5%	43.0%	36.6%	36.5%	(3.3)%	1.6%	40.8%	41.2%
Operating earnings (loss)	76,896	85,268	58,153	(40,799)	(31,236)	(44,068)	103,813	401
Adjusted operating earnings (loss)	80,379	85,660	72,640	80,152	(25,637)	(38,861)	127,382	126,951
Operating earnings %	4.8%	5.3%	4.1%	(3.1)%	42.8%	51.5%	3.6%	0.0%
Adjusted operating earnings %	5.1%	5.3%	5.2%	6.1%	35.1%	45.4%	4.4%	4.5%
Same-store sales % (on a 52-week basis)	2.0%	1.5%	(5.8)%	(0.1)%	—%	—%	—%	—%
Number of stores	949	992	228	229	—	—	1,177	1,221

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019
Gross profit	$675,401	$690,830	$506,556	$466,919	$2,403	$(1,405)	$1,184,360	$1,156,344
Charges/Other Items:
Vionic acquisition and integration-related costs	—	—	5,812	8,886	—	—	5,812	8,886
Brand Portfolio - business exits	—	—	2,969	1,769	—	—	2,969	1,769
Blowfish Malibu acquisition and integration-related costs	—	—	—	1,717	—	—	—	1,717
Total charges/other items	—	—	8,781	12,372	—	—	8,781	12,372
Adjusted gross profit	$675,401	$690,830	$515,337	$479,291	$2,403	$(1,405)	$1,193,141	$1,168,716
Operating earnings (loss)	$76,896	$85,268	$58,153	$(40,799)	$(31,236)	$(44,068)	$103,813	$401
Charges/Other Items:
Expense containment initiatives	3,483	—	5,078	—	3,792	—	12,353	—
Vionic acquisition and integration-related costs	—	—	5,889	8,886	1,807	4,482	7,696	13,368
Brand Portfolio - business exits	—	—	3,520	2,395	—	—	3,520	2,395
Impairment of goodwill and intangible assets	—	—	—	98,044	—	—	—	98,044
Integration and reorganization of men's brands	—	—	—	5,421	—	420	—	5,841
Logistics transition	—	—	—	4,488	—	—	—	4,488
Blowfish Malibu acquisition and integration-related costs	—	—	—	1,717	—	305	—	2,022
Retail operations restructuring	—	392	—	—	—	—	—	392
Total charges/other items	3,483	392	14,487	120,951	5,599	5,207	23,569	126,550
Adjusted operating earnings (loss)	$80,379	$85,660	$72,640	$80,152	$(25,637)	$(38,861)	$127,382	$126,951

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(Thousands, except per share data)	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019

Net earnings (loss) attributable to Caleres, Inc.:
Net earnings (loss)	$9	$(75,427)	$62,082	$(5,481)
Net loss (earnings) attributable to noncontrolling interests	399	(25)	737	40
Net earnings (loss) attributable to Caleres, Inc.	408	(75,452)	62,819	(5,441)
Net earnings allocated to participating securities	(45)	—	(1,988)	—
Net earnings (loss) attributable to Caleres, Inc. after allocation of earnings to participating securities	$363	$(75,452)	$60,831	$(5,441)

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	39,235	41,150	39,796	41,756
Dilutive effect of share-based awards	55	—	57	—
Diluted common shares attributable to Caleres, Inc.	39,290	41,150	39,853	41,756

Basic earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.01	$(1.83)	$1.53	$(0.13)

Diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.01	$(1.83)	$1.53	$(0.13)

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(Thousands, except per share data)	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$13,543	$16,004	$85,629	$95,013
Net loss (earnings) attributable to noncontrolling interests	399	(25)	737	40
Adjusted net earnings attributable to Caleres, Inc.	13,942	15,979	86,366	95,053
Net earnings allocated to participating securities	(404)	(462)	(2,766)	(2,678)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$13,538	$15,517	$83,600	$92,375

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	39,235	41,150	39,796	41,756
Dilutive effect of share-based awards	55	127	57	118
Diluted common shares attributable to Caleres, Inc.	39,290	41,277	39,853	41,874

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.35	$0.38	$2.10	$2.21

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.34	$0.38	$2.10	$2.21

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND ADJUSTED EBITDA (NON-GAAP METRICS)

	(Unaudited)
	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019	February 1, 2020	February 2, 2019
EBITDA
Net earnings (loss) attributable to Caleres, Inc.	$51,043	$58,783	$35,907	$(43,477)	$(24,131)	$(20,747)	$62,819	$(5,441)
Income tax provision (benefit)	17,391	17,728	4,855	(9,558)	(5,735)	(8,443)	16,511	(273)
Interest expense, net	8,462	8,758	20,501	10,769	4,160	(1,250)	33,123	18,277
Depreciation and amortization (1)	26,707	28,816	29,875	20,768	8,980	13,113	65,562	62,697
EBITDA	$103,603	$114,085	$91,138	$(21,498)	$(16,726)	$(17,327)	$178,015	$75,260

EBITDA margin	6.5%	7.1%	6.5%	-1.6%	22.9%	20.3%	6.1%	2.7%

Adjusted EBITDA
Adjusted net earnings attributable to Caleres, Inc. (2)	$53,630	$57,538	$46,689	$56,829	$(13,953)	$(19,314)	$86,366	$95,053
Income tax provision	18,287	19,364	8,560	11,087	(2,206)	(4,482)	24,641	25,969
Interest expense, net	8,462	8,758	20,501	10,769	(1,268)	(1,250)	27,695	18,277
Depreciation and amortization (1)	26,707	28,816	29,875	20,768	8,980	13,113	65,562	62,697
Adjusted EBITDA	$107,086	$114,476	$105,625	$99,453	$(8,447)	$(11,933)	$204,264	$201,996

Adjusted EBITDA margin	6.7%	7.1%	7.5%	7.6%	11.6%	14.0%	7.0%	7.1%

(1) Includes depreciation and amortization of capitalized software and intangible assets
(2) Refer to Schedule 4 for the consolidated reconciliation of net earnings attributable to Caleres, Inc. to adjusted net earnings attributable to Caleres, Inc.